SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 25, 2002
           -----------------------------------------------------------
                                (Date of Report)

                                   GENUS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                  000-17139            94-2790804
- -------------------------------------------------------------------------------
   (State or other jurisdiction     (Commission        (IRS Employer
       of incorporation)            File Number)     Identification No.)


        1139  Karlstad  Drive
        Sunnyvale, CA                                        94089
 ----------------------------------------------      -------------------
    (Address of principal executive offices)              (Zip Code)


Registrant's  telephone  number,  including  area  code:    (408) 747-7120
                                                            --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item  5.     Other  Events

     On  January  25,  2002,  the  Registrant  completed  a $8.7 million private placement of shares of common stock and warrants. In connection with the private placement, the Registrant issued approximately 3.8 million shares of common stock and warrants to purchase up to approximately 581,005 additional shares of common stock. The purchase price of $2.25 per share was based on a discount to the trailing five-day average closing bid price and the warrants have an exercise price of $3.23 per share. The Registrant has agreed to file a registration statement covering the resale of these shares and shares issuable upon exercise of the warrants.

      The foregoing matters are further described in the press release issued by the Registrant on January 25, 2002, a copy of which is filed herewith as Exhibit
99.1  and  incorporated  herein  by  reference.

Item 7.  Financial  Statements  and  Exhibits

     (c)  Exhibits

          99.1 Press  release  of  Genus,  Inc.  dated  January  25,  2002.

          99.2 Securities Purchase Agreement dated as of January 17, 2002 by and between Genus, Inc. and each of the undersigned Investors.

          99.3 Form of Genus, Inc. Stock Purchase Warrant issued to each of the Investors.

          99.4 Form of Genus, Inc. Registration Rights Agreement issued to each of the Investors.

          99.5 Form of Genus, Inc. Amendment to Registration Rights Agreement issued to each of the Investors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January  25,  2002                    GENUS,  INC.


                                             By:   /s/  Shum  Mukherjee
                                             -----------------------------
                                             Shum  Mukherjee
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibits

99.1 Press  release  of  Genus,  Inc.  dated  January  25,  2002.

99.2 Common Stock and Warrant Purchase Agreement dated as of January 17, 2002 by and between Genus, Inc. and each of the undersigned Investors.

99.3 Form of Genus, Inc. Stock Purchase Warrant issued to each of the Investors.

99.4 Form of Genus, Inc. Registration Rights Agreement issued to each of the Investors.

99.5 Form of Genus, Inc. Amendment to Registration Rights Agreement issued to each of the Investors.

COMPANY  CONTACT:                                  PRESS  CONTACT:
Shum  Mukherjee                                    Dave  Richardson
Genus,  Inc.                                       Positio
Tel:  (408)  747-7140 Ext. 1311                    Tel: (650) 815 1006 Ext.  108
Email:  smukherjee@genus.com                       Email: dave@positiopr.com
       -----------



                        GENUS COMPLETES PRIVATE PLACEMENT


SUNNYVALE, CALIF.-JANUARY 25, 2002- Genus, Inc. (Nasdaq: GGNS) announced that it has completed a private placement of approximately 3.8 million shares of its common stock. The purchase price for the shares was based on a discount to the trailing five-day average closing bid price. In connection with the private placement, the company also issued warrants to purchase up to 581 thousand additional shares. The offering resulted in gross proceeds to the company, prior to the exercise of the warrants, of approximately $8.7 million. The warrants have a five-year term.

The company stated that it expects to use the net proceeds of the offering for working capital and general corporate purposes. Hoefer & Arnett, Incorporated acted as the placement agent to Genus for this private placement and Cardinal Capital acted as a sales agent.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares and warrants have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. Genus has agreed to file a registration statement covering the resale of the shares and the shares issuable upon exercise of the warrants.


FORWARD  LOOKING  STATEMENT
Except for the historical information contained herein, the matters set forth in this press release, including the expected use of proceeds of the offering, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the effect of the offering on Genus' share price, changing customer requirements, and the effects of technological advances and competition. For a discussion of additional factors that may cause results to differ, see Genus' SEC reports, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and Form 10-K for the year ended December 31, 2000. These forward-looking statements speak only as of the date hereof. Genus disclaims any intent or obligation to update these forward-looking statements.

     SECURITIES  PURCHASE  AGREEMENT
     -------------------------------

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 17, 2002, by and among GENUS, INC., a corporation organized under the laws of the State of California (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

     WHEREAS:

     A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Rule 506 and Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, no par value (the "COMMON STOCK"), and (ii) warrants in the form attached hereto as Exhibit A (including any warrants issued in
                                 ----------
replacement thereof, the "WARRANTS"), to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"),
                                ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW,  THEREFORE,  the  Company  and the Purchasers hereby agree as follows:

1.   CERTAIN  DEFINITIONS.
     --------------------

     For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

     "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or California are authorized or required by law or other government action to close.

"CLOSING PRICE" shall mean for the Common Stock as of any date, the closing bid price of such security on the principal United States securities exchange or trading market on which such security is listed or traded as reported by the Research Service of Nasdaq Trading and Market Services (or a comparable reporting service of national reputation selected by the Purchasers as provided in Section 8(n) hereof, and reasonably acceptable to the Company if the Research Service of Nasdaq Trading and Market Services is not then reporting closing bid prices of such security) (collectively, "NTMS"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by NTMS, or, if no sale price is reported for such security by NTMS, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.), in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock on any of the foregoing bases, the Closing Price of such security shall be the fair market value as determined by an investment banking firm selected by the Company and reasonably acceptable to the Purchasers, with the costs of such appraisal to be borne by the Company.

     "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

"MARKET PRICE" shall mean, with respect to any date of determination, the Closing Price on the Trading Day immediately preceding such date of determination, appropriately adjusted to reflect any stock dividend, stock split or similar transaction during either such relevant period.

     "MATERIAL ADVERSE EFFECT" means any one or more material adverse effects which, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (it being understood that any of (i), (ii) or (iii), constitute a "Material Adverse Effect").
    ----------------------

"PLACEMENT  AGENT"  shall  mean  Hoefer  &  Arnett,  Inc.

     "PRO RATA PERCENTAGE" shall mean, with respect to any Purchaser, a percentage computed by dividing such Purchaser's Investment Amount by the aggregate Investment Amounts of all Purchasers.

     "SECURITIES"  shall  mean  the Shares, the Warrants and the Warrant Shares.

     "SHARES" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers at the Closing.

"TRADING DAY" shall mean a Business Day on which at least 10,000 shares of Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded as reported by NTMS.

"TRANSACTION DOCUMENTS" means this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions (attached as Exhibit C hereto), and the Stock
                                                ---------
Purchase  Warrant  (and  the  exhibits  and  schedules  thereto).

2.     PURCHASE  AND  SALE  OF  SHARES  AND  WARRANTS.
       ----------------------------------------------

     a.     Generally.  Except  as  otherwise  provided  in  this  Section 2 and
            ---------
subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, each Purchaser shall purchase the number of Shares and Warrants determined as provided in this Section 2, and the Company shall issue and sell such number of Shares and Warrants to each Purchaser for such Purchaser's Investment Amount as provided below. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Securities to each of the Purchasers is a separate sale.

     b.     Number  of  Closing  Shares  and  Warrants; Form of Payment; Closing
            --------------------------------------------------------------------
Date.

     i. On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy (A) the number of Shares as is equal to the quotient of
(I) such Purchaser's Investment Amount divided by (II) $2.25 and (B) Warrants exercisable for a number of shares of Common Stock equal to 15% of the number of Shares referred to in subclause (A) above. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

     ii. On the Closing Date, each Purchaser shall pay its Investment Amount by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares and duly executed Warrants being purchased by such Purchaser, and the Company shall deliver such Shares and Warrants against delivery of such Purchaser's Investment Amount.

     iii. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares and the Warrants pursuant to this Agreement (the "CLOSING") shall be 10:00 a.m. California time on January 17, 2002 or such other date or time as the Purchasers and the Company may mutually agree ("CLOSING DATE"). The Closing shall occur at the Palo Alto offices of Wilson Sonsini Goodrich & Rosati ("WSGR"), or at such other place as the Placement Agent and the Company may otherwise mutually agree.

3.   THE  PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES.
     --------------------------------------------------

     Each Purchaser, severally and not jointly, represents and warrants to the Company as to itself and for no other Purchaser as follows:

     a.     Purchase  for  Own  Account.  Such  Purchaser  is  purchasing  the
            ---------------------------
Securities for such Purchaser's own account and not with a present view towards the distribution thereof. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement.
Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws. Purchaser has no agreement or understanding, directly or indirectly, with any person to distribute any of the Sercurities.

     b.     Information.  Such  Purchaser  has  been  furnished  all  materials
            -----------
(excluding any material nonpublic information) relating to the business, finances and operations of the Company and its subsidiaries and materials relating to the offer and sale of the Securities that have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the Company and has received what such Purchaser believes to be satisfactory answers to any such inquiries. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 4 below.

     c.     Governmental  Review.  Such  Purchaser  understands  that  no United
            --------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     d.     Authorization;  Enforcement.  Such Purchaser has the requisite power
            ---------------------------
and authority to enter into and perform its obligations under this Agreement and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     e.     Transfer  or  Resale.  Such Purchaser understands that (i) except as
            --------------------
provided in the Registration Rights Agreement and this Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) such Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.

     f.     Investor  Status.  Purchaser  is an "ACCREDITED INVESTOR" within the
            ----------------
meaning of Rule 501 Regulation D under the Securities Act. In the normal course of its business, it invests in or purchases securities similar to the Securities and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

     g.   Representation  by  Non-United States Persons. If a Purchaser is not a
          -----------------------------------------------
United States person, such Person hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares and Warrant Shares or any use of the Transaction Documents, including (i) the legal requirements within such Purchaser's jurisdiction for the purchase of such securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such securities. Such Purchaser's subscription and payment for, and such Purchaser's continued beneficial ownership of, the Shares and Warrant Shares will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
            --------------------------------------------------

     The  Company  represents  and  warrants  to  each  Purchaser  as  follows:

     a.     Organization  and  Qualification.  Each  of  the  Company  and  its
            --------------------------------
subsidiaries is a corporation duly organized, in good standing, and validly existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. Schedule 4(a) sets forth the Company's jurisdiction of
                          -------------
incorporation and the name of each of the Company's subsidiaries and its jurisdiction of incorporation. Neither the Company nor any of its subsidiaries is in violation of any provision of its organizational or charter documents.

b.     Authorization;  Enforcement.  (i) The Company has the requisite corporate
       ---------------------------
power and authority to enter into and perform its obligations under the Transaction Documents, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties thereto to the extent required of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

c.     Capitalization.  The  capitalization  of  the  Company  and  each  of its
       --------------
subsidiaries  as of the date hereof is set forth on Schedule 4(c), including the
                                                    -------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital
                                             -------------
stock of the Company (including the Shares and the Warrant Shares) or any of the subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 4(c), as of the date of this Agreement,
                                -------------
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of the subsidiaries is a party relating to the issuance by the Company or any of its subsidiaries of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the Registration Rights Agreement). Except as set forth on Schedule 4(c), there are
                                                        -------------
no securities or instruments containing antidilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Warrants or the Registration Rights Agreement and the holders of the securities and instruments listed on such Schedule 4(c) have
                                                              -------------
waived any rights they may have under such antidilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement, the Warrants or the Registration Rights Agreement. The Company has made available to each Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("ARTICLES OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any benefit plan of the Company.

     d.     Issuance  of  Securities.  The  Shares  are duly authorized and when
            ------------------------
issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of any Purchaser), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and liens, claims and encumbrances (other than those imposed through acts or omissions of any Purchaser), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

     e.     No  Conflicts.  The  execution,  delivery  and  performance  of this
            -------------
Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Articles of Incorporation or By-laws (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3(a) and 3(f) hereof) the United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Stock Market) or by which any property or asset of the Company or any of its subsidiaries is bound or affected.
     Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws and other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including without limitation the issuance and sale of the Shares and Warrants as provided hereby), the Warrants (including without limitation the issuance of the Warrant Shares) or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of The Nasdaq Stock Market and does not reasonably anticipate that the Common Stock will be delisted by The Nasdaq Stock Market in the foreseeable future based on its rules (and interpretations thereof) as currently in effect.

     f.     SEC  Documents;  Financial  Statements.  Since  January 1, 2000, the
            --------------------------------------
Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and
(ii),  individually  or  in  the  aggregate,  would  not have a Material Adverse
Effect.

     g.     Absence  of  Certain  Changes.  Except  as  disclosed  in  the  SEC
            -----------------------------
Documents and the Schedules hereto, since December 31, 2001, there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect or which adverse change or developments affects or challenges the legality or enforceability of any of the Transaction Documents.

     h.     Absence  of Litigation.  Except as disclosed in Schedule 5(h) or the
            ----------------------
SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

     i.     Intellectual  Property.  The  Company  and  each of its subsidiaries
            ----------------------
owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted. Neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. The Intangibles are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intangibles owned or used by the Company.

     j.   Environment.  Except as disclosed in the SEC Documents (i) there is no
          -----------
environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.


     k.     Title.  The  Company  and each of its subsidiaries has good title in
            -----
fee simple to all real property and good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not have a Material Adverse Effect. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

     l.     Insurance.  The Company and its subsidiaries maintain such insurance
            ---------
relating to their business, operations, assets, key-employees and officers and directors as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

     m.     Acknowledgment Regarding the Purchasers' Purchase of the Securities.
            -------------------------------------------------------------------
The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     n.     No  Brokers.  Except  for  the  Placement Agent, the Company has not
            -----------
engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

     o.     Tax  Status.  The  Company  and each of its subsidiaries has made or
            -----------
filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

     p.     No  General  Solicitation.  Neither  the  Company  nor  any  person
            -------------------------
participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

     q.     Securities  Laws.  Neither  the  Company, nor any of its affiliates,
            ----------------
nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act. Assuming the truth and accuracy of the representations and warranties of the Purchasers set forth in Section 3(a) and 3(f) of this Agreement, the offer, sale and delivery of the Shares and Warrants as well as the issuance of Warrant Shares upon exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act. Assuming the truth and accuracy of the representations and warranties of the Purchasers set forth in Section 3(a) and 3(f) of this Agreement, the Purchasers will not be statutory underwriters within the meaning of Section 2(a) 11 of the Securities Act.

     r.     Form S-3 Eligibility.  The Company is currently eligible to register
            --------------------
the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

     s.     Disclosure.  All  information  relating to or concerning the Company
            ----------
and its subsidiaries set forth in this Agreement or provided to any Purchaser pursuant to Section 3(b) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their businesses, properties, operations, prospects or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities. The Company has not disclosed or provided, and without such Purchaser's consent thereto, will not hereafter disclose or provide to any Purchaser, any material non-public information

5.     COVENANTS.
       ---------

     a.     Form  D;  Blue  Sky  Laws.  The Company agrees to file a Form D with
            -------------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to such Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date.

     b.     Reporting  Status.  So  long  as  a  Purchaser beneficially owns any
            -----------------
Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     c.     Use  of  Proceeds.  The  Company shall use the net proceeds from the
            -----------------
sale of the Shares and the Warrants for the purposes set forth on Schedule 5(c),
                                                                  -------------
but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

     d.     Financial  Information.  For  a  period of three (3) years following
            ----------------------
the Closing, the Company agrees to send to each Purchaser (i) within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K and (ii) within one day after release, copies of all press releases issued by the Company or any of its subsidiaries, if any.

     e.     Reservation  of Shares.  The Company has and shall at all times have
            ----------------------
authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Shares hereunder), the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants) or the Registration Rights Agreement, without the consent of the Purchasers.

     f.     Listing.  On  the  Closing  Date, the Company shall have applied for
            -------
the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company shall use its best efforts to include the Shares and Warrant Shares in The Nasdaq Stock Market at the earliest practical date and, in any event, by the date the first registration statement covering the resale of the Shares is declared effective by the Securities and Exchange Commission and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of The Nasdaq Stock Market.

     g.     Additional  Equity  Capital.   The  Company  agrees  that during the
            ---------------------------
period beginning on the date hereof and ending on the date which is one hundred eighty (180) days following the Closing Date and for the ninety (90) day period following any Automatic Mandatory Exercise Date under any Warrant (each a "LOCK-UP PERIOD"), the Company will not, without the prior written consent of the Purchasers or their designees, contract with any party to obtain additional financing in which any equity or equity-linked securities or convertible are issued (including any debt financing with an equity component) (an "EQUITY FINANCING") at a price per share or an exercise or conversion price per share less than $2.25 pursuant to any offering exempt from the registration requirements of the Securities Act which grants any registration rights and such registration rights may be exercised within one year of the Closing Date. The Company will not conduct any Equity Financing during the period beginning on the Closing Date and ending one hundred eighty (180) days following the expiration of a Lock-Up Period unless it shall have first delivered to the Purchaser, at least ten (10) Business Days prior to the closing of such Equity Financing, written notice describing the proposed Equity Financing, including the terms and conditions thereof, and providing the Purchasers and their affiliates an option during the ten (10) Business Day period following receipt of such notice to purchase any or all of the securities being offered in the Equity Financing on the same terms as contemplated by such Equity Financing. Such option shall be exercised by each applicable Purchaser giving written notice to the Company within such period of its agreement to buy a specified amount of the offered securities. Closing of such sale shall be contemporaneous with the closing of the offering with investors other than the Purchasers (or, if there are no other such investors, on a date specified by the Company), provided that the Company shall provide written notice to each applicable Purchaser at least five (5) Business Days prior to any such closing. To the extent that the Purchasers, in the aggregate, elect to purchase more than all of such securities, the amount that each Purchaser shall be entitled to purchase shall be pro rated based on the Purchaser's Pro Rata Percentage. Each Purchaser can buy its own pro-rata amount unless a Purchaser no longer owns Securities in which event its amount shall be allocated pro rata among the Purchaser still holding Securities. To the extent that the terms of an additional Equity Financing are changed in a manner that is at least partially favorable to prospective investors, the Company shall notify the Purchasers of all changes in such terms and the Purchasers shall have another ten (10) Business Day option to purchase on the revised terms and otherwise in accordance with the provisions hereof. The limitations referred to in this Section 5(i) shall not apply to (i) any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company, (ii) the issuance of securities pursuant to widely distributed underwritten public offering, (iii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof as set forth in
Schedule  4(c),  or  (iv)  the  grant  of additional options or warrants, or the
- ---------------
issuance  of  additional  securities,  under  any  duly authorized Company stock
 ----
option, stock purchase or restricted stock plan for the benefit of the Company's
- -----
employees,  consultants  or  directors.

     h.     No  Integrated  Offerings.  The Company shall not make any offers or
            --------------------------
sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for any purposes, including for purposes of any shareholder approval provision applicable to the Company or its securities.

i.     Legends.  Each  Purchaser  understands  that  the Shares and the Warrants
       -------
and, until such time as the Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SHARES.

     Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of a Purchaser who is an "accredited investor" as defined in Rule 501(a) under the Securities Act or in connection with a pledge as contemplated pursuant to the terms hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

     The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured or Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

     Certificates evidencing Shares and Warrant Shares shall not contain any legend (including the legend set forth herein): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion and transfer agent instructions to the Company's transfer agent on the date the Registration Statement is declared effective by the SEC. The Company agrees that following the date the Registration Statement is declared effective by the SEC, or at such time as such legend is no longer required under this Section 5, it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

6.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
       ----------------------------------------------------

     The obligation of the Company hereunder to issue and sell Shares and Warrants to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and
    ----   -------
may  be  waived  by  the  Company  at  any  time  in  its  sole  discretion.

     a. The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

     b. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2(b) above.

     c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

     d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

7.     CONDITIONS  TO  EACH  PURCHASER'S  OBLIGATION  TO  PURCHASE  SHARES  AND
       ------------------------------------------------------------------------
WARRANTS.
- ---------

     The obligation of each Purchaser hereunder to purchase Shares and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these
                                                           --------
conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a. The Company shall have executed the signature pages to this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

     b. The Company shall have delivered to the Purchaser duly executed certificates representing the number of Shares and duly executed Warrants as provided in Section 2(b) above.

     c. The Shares shall be authorized for quotation on The Nasdaq Stock Market and trading in the Common Stock or The Nasdaq Stock Market generally shall not have been suspended or be under threat of suspension by the SEC or any governing body of The Nasdaq Stock Market.

     d. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement, the Warrants and the Registration Rights Agreement.

     e. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     f. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, relating to the matters set forth in Exhibit C attached hereto.
- ---------

     g. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

     h.     The  Company  shall have provided advance notice to The Nasdaq Stock
Market of the issuance of the Shares if so required by the rules applicable thereto.

     8.     GOVERNING  LAW  MISCELLANEOUS.
            -----------------------------

     a.     Governing  Law;  Jurisdiction.  All  questions  concerning  the
            -----------------------------
construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

     b.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
            ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

     c.     Headings.  The  headings  of  this  Agreement are for convenience of
            --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.     Severability.  If  any  provision of this Agreement shall be invalid
            ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e.     Entire  Agreement;  Amendments;  Waiver.  This  Agreement  and  the
            ---------------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Purchasers as provided in Section 8(n) hereof. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     f.     Notices.  Any  notices  required  or permitted to be given under the
            -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

     If  to  the  Company:

     Genus,  Inc.
     1139  Karlstad  Drive
     Sunnyvale,  CA  94089
     Telephone  No.:  (408)  747-7140  (x1311)
     Facsimile  No.:  (408)  747-7198
     Attention:  Mr.  Shum  Mukherjee

     With  a  copy  to:

      Wilson  Sonsini  Goodrich  &  Rosati
      650  Page  Mill  Road
     Palo  Alto,  CA  94304
     Telephone  No.:  (650)  493-9300
     Facsimile  No.:   (650)  493-6811
     Attention:  Mark  Casillas,  Esq.

     If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

     g.     Successors  and  Assigns.  This  Agreement shall be binding upon and
            ------------------------
inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     h.     Third  Party  Beneficiaries.  This  Agreement  is  intended  for the
            ---------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

     i.     Survival.  The representations and warranties of the Company and the
            --------
agreements and covenants of the Company shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

     j.     Further Assurances.  Each party shall do and perform, or cause to be
            ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     k.     Joint  Participation  in Drafting.  Each party to this Agreement has
            ---------------------------------
participated in the negotiation and drafting of this Agreement, the Registration Rights Agreement and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Registration Rights Agreement or the Warrants.

     l.     Equitable  Relief.  Each  party  acknowledges that a breach by it of
            -----------------
its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     m.   Independent  Nature  of  Purchasers'  Obligations  and  Rights.  The
          --------------------------------------------------------
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


     n.     Determinations.  Except  as otherwise expressly provided herein, all
            --------------
consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement prior to the Closing Date to be binding upon a Purchaser shall be made by such Purchaser and except as otherwise expressly provided herein, all consents, approvals and other determinations (other than amendments to the terms and provisions of this Agreement) to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement after the Closing Date shall be made by Purchasers (excluding Purchasers who are affiliates of the Company) that have invested more than fifty percent (50%) of the aggregate Investment Amounts invested by all Purchasers (excluding Purchasers who are affiliates of the Company), except Sections 2, 5, and 8 which require consent and approval of each Purchaser to be binding on that Purchaser.

     [REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

     EXHIBIT  A
     TO  SECURITIES  PURCHASE  AGREEMENT
     -----------------------------------


VOID  AFTER  5:00  P.M.,  CALIFORNIA  TIME,
ON  JANUARY  17,  2007


THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SHARES.
Date:  January  17,  2002

     GENUS,  INC.
     STOCK  PURCHASE  WARRANT

     THIS CERTIFIES THAT, for value received, __________________ or its registered assigns (the "Holder"), is entitled to purchase from GENUS, INC., a corporation organized under the laws of the State of California (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, _______ fully paid and nonassessable shares of the Company's common stock, no par value (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") of $3.23. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 5 hereof. The term "WARRANTS" means this Warrant and the other Warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of January 17, 2002, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE
AGREEMENT"). Terms used and not defined herein that are defined in the Securities Purchase Agreement shall have the meaning ascribed to them in the Securities Purchase Agreement.

This  Warrant  is  subject  to  the  following terms, provisions and conditions:

1.     Manner  of  Exercise;  Issuance  of  Certificates;  Payment  for  Shares.
       ------------------------------------------------------------------------
Subject to the provisions hereof, including, without limitation, the limitations contained in Sections 8 and 12 hereof, this Warrant may be exercised at any time during the Exercise Period (as defined below) by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company by 5 p.m. California time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof) and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of written notice of an election to effect a Cashless Exercise (as defined in Section 13(c) hereof) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within a reasonable time, in any case not exceeding three Business Days after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Warrant Shares so purchased. Further, the Holder may instruct the Company to deliver to the Holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the Holder, shall be registered in the name of Holder or such other name as shall be designated by such holder and, unless otherwise required by the Securities Purchase Agreement, shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If by the thirteenth Trading Day after exercise of this Warrant the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this Section 1, and if after such thirteenth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise, then the Company shall pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder; provided, however, the Company shall only render such payment in the event the Holder can provide reasonable evidence of an actual loss in that amount.

     If by the third Trading Day after a date of exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to
Section 1, then the Holder will have the right to rescind such exercise. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

2.     Period of Exercise.  Except as set forth in Section 3 below, this Warrant
       ------------------
     may be exercised at any time or from time to time (an "EXERCISE DATE") during the period (the "EXERCISE PERIOD") beginning on (a) the date hereof and ending (b) at 5:00 p.m., California time, on the fifth annual anniversary of the date of original issuance hereof.

3.     Mandatory  Exercise.  On  any  Notification  Date (as defined below), the
       --------------------
Company may request that the Holder exercise this Warrant in whole but not in part (the "MANDATORY EXERCISE") within twenty (20) Business Days after the date of the Mandatory Exercise Notice (as defined below) by delivering a written notice to the Holder at such address as set forth in the Securities Purchase Agreement (the "MANDATORY EXERCISE NOTICE"). The Mandatory Exercise Notice shall set forth the Exercise Price and the Closing Price for each of the ten
(10) consecutive Trading Days immediately preceding the date of the delivery of the Mandatory Exercise Notice and shall state that this Warrant be exercised in conformity with this Section 3 within twenty (20) Business Days. Within ten
(10) calendar days of receipt of a Mandatory Exercise Notice, the Holder shall deliver a written notice to the Company (the "PARTICIPATION NOTICE"), stating whether or not the Holder agrees to participate in such Mandatory Exercise. If the Holder states in its Participation Notice that it elects not to participate in the Mandatory Exercise, then (i) the Holder shall forfeit such Holder's rights, title and interest under this Warrant, (ii) this Warrant shall be deemed terminated and (iii) the Holder shall deliver to the Company within two (2) Business Days of the date of such Holder's Participation Notice this Warrant marked "cancelled." If the Holder states in its Participation Notice that it elects to participate in the Mandatory Exercise or if the Holder fails to deliver a Participation Notice within the time period specified in this Section 3, then this Warrant shall be deemed to be exercised on a cashless or "net" exercise basis without any further action on the part of the Holder hereof pursuant to this Section 3 for all of the Warrant Shares that can be obtained pursuant to such exercise on the twentieth (20th) Business Day after the receipt of the Mandatory Exercise Notice (the "AUTOMATIC MANDATORY EXERCISE DATE"), unless prior to noon California time on the Automatic Mandatory Exercise Date, the Holder shall have exercised this Warrant in whole, but not in part, in the manner set forth in Section 1 hereof. Notwithstanding the foregoing, no Mandatory Exercise may occur unless: (a) at all times from the Notification Date through the Automatic Mandatory Exercise Date a Registration Statement covering all Registrable Securities (as those terms are defined in that certain Registration Rights Agreement dated January 17, 2002 by and among the company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT")): (i) is effective as to all Warrant Shares, (ii) does not require any amendment or supplement and and (iii) discloses directly or through incorporation by reference all material facts relating to Company and the Registrable Securities,
(b) the Company has no reason to believe that, during the period beginning on the Notification Date and ending ninety (90) days after the Automatic Mandatory Exercise Date (the "INITIAL SELLING PERIOD"), there will be any need to suspend sales pursuant to the Registration Statement as a result of the need to amend or supplement the Registration Statement or otherwise; (c) the Company covenants not to take any action during the Initial Selling Period that is reasonably likely to result in the suspension of sales during the Initial Selling Period;
(d) the Company is listed on Nasdaq; and (e) the Mandatory Exercise Notice contains (i) a certification from the Company's chief executive officer and chief financial officer as to the matters set forth in the immediately preceding subclause (a) (as of the Notification Date; provided that the Company shall immediately notify the Holder if such certification is no longer true at any time on or prior to the Automatic Mandatory Exercise Date) and subclause (b); and (ii) the covenant of the Company set forth in the immediately preceding subclause (c). For purposes of this Section 3, "NOTIFICATION DATE" shall mean any Business Day during the Exercise Period but after the Trigger Date (as defined below) which Business Day is immediately preceded by ten (10) consecutive Trading Days on each of which the Closing Price was greater than 200% of the Exercise Price ; and "TRIGGER DATE" shall mean the date the Registration Statement covering all Registrable Securities (as those terms are defined in the Registration Rights Agreement) is declared effective by the Securities and Exchange Commission.

4.     Certain  Agreements  of  the  Company.  The  Company hereby covenants and
       -------------------------------------
agrees  as  follows:

(a)     Shares  to  be  Fully  Paid.  All  Warrant Shares will, upon issuance in
        ---------------------------
accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances.

(b)     Reservation of Shares.  During the Exercise Period, the Company shall at
        ---------------------
all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf-ficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 12 hereof).

(c)     Listing.  The  Company  has  secured the listing of the shares of Common
        -------
Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(d)     Certain  Actions  Prohibited.  The Company will not, by amendment of its
        ----------------------------
charter or through any re-organi-zation, transfer of assets, consolidation, mer-ger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(e)     Successors  and  Assigns.  This  Warrant will be binding upon any entity
        ------------------------
succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

(f)     Blue  Sky Laws.  The Company shall, on or before the date of issuance of
        --------------
any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the Holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

5.     Antidilution  Provisions.  During the Exercise Period, the Exercise Price
       ------------------------
and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 5.
     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $.01.

(a)     Subdivision or Combination of Common Stock.  If the Company, at any time
        ------------------------------------------
     during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5(a), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise
Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price .

(b)     Pro  Rata Distributions.  If the Company, at any time while this Warrant
        -----------------------
is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of any Holder delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

(c)     Fundamental  Transactions.  If,  at  any  time  while  this  Warrant  is
        -------------------------
outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,
(iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (i) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (ii) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d)     Issuances  or  Sales  at  less  than  Exercise  Price.
        -----------------------------------------------------
(i) If at any time during the term of this Warrant the Company shall issue or sell any shares of Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to such issue or sale, then, in each such case the number of shares subject to this Warrant thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of this Warrant by a fraction, the numerator of which shall be (x) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be (y) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Exercise Price on such date of issuance. For purposes of this Section 5(d)(i), the issuance of rights or warrants or any other security to subscribe for or purchase or acquire Common Stock or securities convertible into Common Stock shall be deemed to be the issuance of Common Stock at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock. In addition to the adjustment in the number of shares in this Section 5(d)(i), the Exercise Price per share shall be appropriately adjusted so that Exercise Price shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the issuance by a fraction, the numerator of which shall be
(x) the total number of outstanding shares of Common Stock of the Company immediately prior to such issuance; and the denominator of which shall be (y) the total number of outstanding shares of Common Stock of the Company immediately after such issuance. The following transactions shall be exempt from the antidilution adjustment requirements of this Section 5(d)(i): (A) consideration in a merger (the primary purpose of which is not to raise capital), consolidation or acquisition of assets (the primary purpose of which is not to raise capital), or in connection with any strategic partnership, collaboration or joint venture (the primary purpose of which is not to raise capital), or as consideration for the acquisition of a business, product or license by the Company (the primary purpose of which is not to raise capital),
(B) pursuant to widely distributed underwritten public offering, (C) upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof as set forth in Schedule 4(c) of the Securities Purchase Agreement or issued pursuant to such Securities Purchase Agreement, (D) under any duly authorized Company stock option, stock purchase or restricted stock plan (for the benefit of the Company's employees, consultants or directors), and (E) in connection with any loan made to the Company by a lending institution engaged in the business of lending money, such as a bank, trust company, insurance company or other institutional lender.
     (ii) For the purposes of any computation respecting consideration received pursuant to this Section 5(d):
     (A) In the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of cash received, provided that in no case shall any deduction be made for any commissions, discounts, or expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;
(B) In the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of the accounting treatment thereof; and
     (C) In the case of the issuance of securities convertible into, exchangeable for, or consisting of any right or option to purchase, shares of Common Stock, the aggregate consideration received for such shares shall be equal to the consideration received by the Company for any such securities, plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange, or exercise thereof (the consideration in each case to be determined in the same manner as provided in (A) and (B) above).

(e)     Notice  of  Adjustment.  Upon the occurrence of any event which requires
        ----------------------
any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(f)     Minimum Adjustment of the Exercise Price.  No adjustment of the Exercise
        ----------------------------------------
     Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g)     No  Fractional  Shares.  No  fractional shares of Common Stock are to be
        ----------------------
issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

(h)     Other  Notices.  In  case  at  any  time:
        --------------
(i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions)  to  the  holders  of  the  Common  Stock;
(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;
(iii) there shall be any capital reorganiza-tion of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substan-tially all of its assets to, another corporation or entity; or
(iv) there shall be a voluntary or involun-tary dissolution, liquidation or winding-up of the Company;
then,  in  each  such case, the Company shall give to the Holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such divi-dend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, re-classification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Holder of this Warrant.
(i)     Certain  Events.  If,  at any time during the Exercise Period, any event
        ---------------
occurs of the type contemplated by the adjustment provisions of this Section 5 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 5(e) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

6.     Issue  Tax.  The  issuance  of  certificates  for Warrant Shares upon the
       ----------
exercise of this Warrant shall be made without charge to the Holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder of this Warrant.

7.     No  Rights  or  Liabilities  as  a  Shareholder.  This  Warrant shall not
       -----------------------------------------------
entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.     Transfer,  Exchange,  Redemption  and  Replacement  of  Warrant.
       ---------------------------------------------------------------

(a)     Restriction  on  Transfer.  This  Warrant  and the rights granted to the
        -------------------------
Holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 8(f) hereof and to the provisions of Sections 3(e) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner and Holder hereof for all purposes, and the Company shall not be affected by any notice to the con-trary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

(b)     Warrant  Exchangeable  for  Different  Denominations.  This  Warrant  is
        ----------------------------------------------------
exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 8(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

(c)     Replacement  of  Warrant.  Upon  receipt  of  evidence  reasonably
        ------------------------
satisfactory  to  the  Company of the loss, theft, destruction, or mutilation of
        ---
this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reason-ably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d)     Cancellation;  Payment  of Expenses.  Upon the surrender of this Warrant
        -----------------------------------
in  connection  with any trans-fer, exchange, or replacement as provided in this
Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8. The Company shall indemnify and reimburse the Holder of this Warrant for all losses and damages arising as a result of or related to any breach by the Company of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

(e)     Warrant  Register.  The  Company  shall  maintain,  at  its  principal
        -----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f)     Transfer Without Registration.  If, at the time of the surrender of this
        -----------------------------
Warrant in connection with any transfer of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Com-pany may require, as a condition of allowing such transfer, (i) a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

9.     Registration  Rights.  The  initial  Holder  of this Warrant (and certain
       --------------------
assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

10.     Notices.  Any  notices required or permitted to be given under the terms
        -------
of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

     If  to  the  Company:

     Genus,  Inc.
     1139  Karlstad  Drive
     Sunnyvale,  CA  94089
     Telephone  No.:  (408)  747-7140  (x1311)
     Facsimile  No.:  (408)  747-7198
     Attention:  Mr.  Shum  Mukherjee

     With  a  copy  to:

     Wilson  Sonsini  Goodrich  &  Rosati
     650  Page  Mill  Road
     Palo  Alto,  CA  94304
     Telephone  No.:  (650)  493-9300
     Facsimile  No.:   (650)  493-6811
     Attention:  Mark  Casillas,  Esq.

     If to the Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as such Holder furnishes by notice given in accordance with this Section 10.

11.     Governing Law; Jurisdiction.  All questions concerning the construction,
        ---------------------------
     validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

12.     Limitations  on  Holder's  Right  to  Exercise.
        ----------------------------------------------
(a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. By written notice to the Company, the Holder may waive the provisions of this Section but (i) any such waiver will not be effective until the 61st day after such notice is delivered to the Company, and
(ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.
(b) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. By written notice to the Company, the Holder may waive the provisions of this Section but (i) any such waiver will not be effective until the 61st day after such notice is delivered to the Company, and
(ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.

13.     Miscellaneous.
        -------------

(a)     Amendments.  This  Warrant  and any provision hereof may only be amended
        ----------
by  an  instrument  in  writing  signed  by  the  Company and the Holder hereof.
(b)     Descriptive Headings.  The descriptive head-ings of the several Sections
        --------------------
of this Warrant are in-serted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.
(c)     Cashless  Exercise.  This  Warrant  may be exercised at any time or from
        ------------------
time to time during the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE" ). In the event of a Cashless Exercise in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying (i) the number of Warrant Shares to which it would otherwise be entitled by (ii) a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the Market Price per share of Common Stock.
     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

GENUS,  INC.


     By:  _________________________________
     Name:Shum  Mukherjee
     Title:  Chief  Financial  Officer

                           FORM OF EXERCISE AGREEMENT
         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:     Genus,  Inc.
1139  Karlstad  Drive
Sunnyvale,  CA  94089
Attention:  Shum  Mukherjee

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of GENUS, INC., a corporation organized under the laws of the State of California (the "COMPANY"), and either:
     tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified or official bank check or by wire transfer for the account of the Company; or
     elects pursuant to Section 14(c) of the Warrant to convert such Warrant into Common Stock on a cashless exercise basis.
     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
     The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").
     In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.
          By its delivery of this Exercise Agreement, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 13 of this Warrant to which this notice relates.
     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:
Dated:_________________     _____________________________________
     Signature  of  Holder

     _____________________________________
Name of Holder (Print)
Address:
     _____________________________________
     _____________________________________
     _____________________________________

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name  of  Assignee               Address                    No  of  Shares
- ------------------               -------                    --------------



,  and  hereby  irrevocably  constitutes  and  appoints
_____________________________________  as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:  _____________________,  ____

In the presence of

__________________

     Name:  ____________________________


     Signature:  _______________________
     Title of Signing Officer or Agent (if  any):
               ________________________
     Address:  ________________________
               ________________________


Note:     The  above  signature  should  correspond exactly with the name on the face  of  the  within  Warrant.

     EXHIBIT  B
     TOSECURITIESPURCHASE  AGREEMENT
     -------------------------------


     REGISTRATION  RIGHTS  AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of January 17, 2002, by and among GENUS, INC., a corporation organized under the laws of the State of California (the "COMPANY"), and the undersigned (the "INITIAL INVESTORS").

     WHEREAS:

     A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated the date hereof (the "SECURITIES PURCHASE AGREEMENT;" capitalized terms used herein and not otherwise defined herein and that are defined in the Securities Purchase Agreement shall have the respective meanings set forth in the Securities Purchase Agreement). In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of the Company's common stock, no par value (the "COMMON STOCK"), and (ii) warrants to purchase Common Stock (the "WARRANTS"). The shares of Common Stock issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

     B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

     (i) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof; provided, however, that the term "Investors" shall not include any of the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with
Section  9  hereof  that cease to own or hold all of the Registrable Securities.

     (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

     (iii) "REGISTRABLE SECURITIES" means (i) the Shares, (ii) the Warrant Shares, and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the Transaction Documents.

     (iv) "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

     2.     REGISTRATION.
            ------------

     a.     Mandatory  Registration.  The  Company  shall  file  with the United
            -----------------------
States Securities and Exchange Commission ("SEC"), on or prior to the date which is forty-five (45) calendar days after the Closing Date (the "FILING DEADLINE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors as to the use of such form (as determined pursuant to Section 11(j) hereof)) to include the Plan of Distribution attached hereto as Exhibit A
                                                                       ---------
covering the resale of at least 4,300,000 shares of Common Stock, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "INITIAL REGISTRATION STATEMENT"). In the event that the Initial Registration Statement is not filed within forty-five (45) calendar days of the Closing Date, the Exercise Price shall be reduced to $2.90. The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Warrant Shares or any other Registrable Securities cannot be included in the Initial Registration Statement (an "SEC DETERMINATION")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Company shall file additional Registration Statements if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement. The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel for review and comment at least two (2) Business Days prior to its filing or other submission. The Company shall use its commercially reasonable best efforts to cause each Registration Statement required to be filed pursuant to this Section 2(a) to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to Section 2(a), in no event later than the one hundred and twentieth (120th) calendar day after the Filing Deadline, and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the one hundred and twentieth (120th) calendar day after the Uncovered Share Filing Deadline (the "UNCOVERED SHARE REGISTRATION DEADLINE"). In the event that the Registration Statement is not effective one hundred and twenty (120) calendar days after the Filing Deadline, the Company shall pay the Initial Investors a cash penalty of one percent (1%) of the Initial Investors' Investment Amount as defined under the Securities Purchase Agreement for each thirty (30) calendar day period that the Registration remains non-effective beyond the initial one hundred and twenty (120) calendar day period.

     b.     Underwritten  Offering.  The  Investors  may  offer  and  sell  the
            ----------------------
Registrable Securities pursuant to a Registration Statement filed in accordance with Section 2(a) in an underwritten offering. In any such underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

     c.     Piggy  Back  Registrations.
            --------------------------

     (i) If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(c) written notice of such determination and, if within twenty (20) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Investor requests to be registered, provided, however, that (i) the number of Registrable Securities proposed to be sold by such securities is equal to at least fifty percent (50%) of the total number of Registrable Securities then held by such participating Investor, (ii) such Investor agrees to sell those of its Registrable Securities to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (iii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising registration rights pursuant to any other agreement with the Company, the proposed managing underwriter, if any, does not advise the Company that in its opinion the inclusion of such Investor's Registrable Securities (without any reduction in the number of shares to be sold for the account of the Company or such party exercising registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such Investor shall be as provided in Section 2(c)(ii) hereof.

     (ii) If a registration pursuant to Section 2(c)(i) is done in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion, if any of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such registration statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the registration statement other than holders of securities entitled to inclusion of their securities in such registration statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such registration statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     d.     Eligibility  for Form S-3.  The Company represents and warrants that
            -------------------------
it is eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

     3.     OBLIGATIONS  OF  THE  COMPANY.
            -----------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     a. The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2(a) and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter pursuant to the terms hereof. The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) two years or (ii) the date on which all of the Registrable Securities may (in the reasonable opinion of counsel to the Initial Investors) be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "REGISTRATION PERIOD"). In the event that the sale of Registrable Securities by one or more Investors is determined by the SEC to constitute a primary offering, upon the written request from time to time of any such Investor, the Company shall as promptly as practicable: cause a Registration Statement to be amended and/or one or more additional Registration Statements (which may be requested on a sequential basis) to be filed (as specified by the applicable Investors) and to be declared effective; and take all other actions reasonably requested by such Investors to effectuate the offering of Registrable Securities. If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a new Registration Statement on Form S-3 to permit sales of the Registrable Securities pursuant to Rule 429 under the Securities Act; and the Company shall use its best efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible. Each
Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

     c.     The  Company  shall  furnish  to  each  Investor  whose  Registrable
Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto. The Company shall notify the holders of Registrable Securities to be sold and their counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     The Company shall use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order suspending the effectiveness of any Registration Statement.

The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the review by) the Initial Investors and their counsel at least five (5) Business Days prior to its filing or other submission; provided, however, that the Initial Investors and their counsel shall submit any comments to the Initial Registration Statement within two (2) Business Days of receipt.

The Company shall respond as promptly as reasonably possible, and in any event within twenty (20) Trading Days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their counsel shall reasonably object.

     d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section  3(d),  (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

     g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

     h.     [Removed]

     i. At the request of the Initial Investors whose Registrable Securities are included in a Registration Statement, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering, including that the Registration Statement and related prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a letter, dated as of such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Initial Investors and the underwriters, if any.

     j. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

     k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     l. The Company shall use its best efforts to promptly either (i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq Stock Market, or (ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange or the American Stock Exchange or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

     m. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     n.     [Removed]

     o. The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

     p. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     q. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (except to the extent existing agreements may otherwise provide) to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

     4.     OBLIGATIONS  OF  THE  INVESTORS.
            -------------------------------

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of any information the Company requires from each such Investor.

     b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

     d. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(d) to the contrary, this Section 4(d) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (excluding brokers' fees, underwriting discounts and commissions, and similar selling expenses), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, and the fees and disbursements of counsel selected by the Investors, shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6.     INDEMNIFICATION.
            ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities,
(ii) the directors, officers, partners, members, employees and agents of such Investor, and (iii) each person who controls any Investor (and the directors, officers, partners, members, employees and agents of such control person) within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration
Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if any of them holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  EXCHANGE  ACT.
            ----------------------------------

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

     a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 5(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

     b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.     ASSIGNMENT  OF  REGISTRATION  RIGHTS.
            ------------------------------------

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee of all or any portion of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee may be subject to restrictions under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

     10.     AMENDMENT  OF  REGISTRATION  RIGHTS.
             -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), and Investors (excluding Investors who are affiliates of the Company) who hold fifty percent (50%) in interest of the Registrable Securities (excluding Registrable Securities held by affiliates of the Company) or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.     MISCELLANEOUS.
             -------------

     a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

     If  to  the  Company:

     Genus,  Inc.
     1139  Karlstad  Drive
     Sunnyvale,  CA  94089
     Telephone  No.:  (408)  747-7140  (x1311)
     Facsimile  No.:  (408)  747-7198
     Attention:  Mr.  Shum  Mukherjee

     With  a  copy  to:

     Wilson  Sonsini  Goodrich  &  Rosati
     650  Page  Mill  Road
     Palo  Alto,  CA  94304
     Telephone  No.:  (650)  493-9300
     Facsimile  No.:   (650)  493-6811
     Attention:  Mark  Casillas,  Esq.

     If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

     Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(b) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     e. The Transaction Documents (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The Transaction Docuemtns supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

     f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding more than fifty percent (50%) of the Registrable Securities (determined as if all Warrants then outstanding had been exercised by the payment of cash) then held by all Investors.

     k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, (A) the number of Registrable Securities held by an Investor shall be determined as if all Warrants then outstanding and held by an Investor were exercised by the payment of cash and (B) no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.



     [REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

                                    EXHIBIT A
                                    ---------

                              PLAN OF DISTRIBUTION

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

- -     ordinary  brokerage  transactions  and  transactions  in  which  the broker-dealer  solicits  purchasers;

- -     block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- -     purchases  by a broker-dealer as principal and resale by the broker-dealer for  its  account;

- -     an  exchange  distribution  in accordance with the rules of the applicable exchange;

- -     privately  negotiated  transactions;

- -     short  sales

- -     broker-dealers may agree with the Selling Stockholders to sell a specified number  of  such  shares  at  a  stipulated  price  per  share;

- -     a  combination  of  any  such  methods  of  sale;  and

- -     any  other  method  permitted  pursuant  to  applicable  law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The selling stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock or Warrant owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

     The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
     THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment"), dated as of January 22, 2002, is entered into between and among, on the one hand, Genus, Inc., a California corporation (the "Company"), and the undersigned Initial Investor (as defined in the Agreement) in light of the following:

                               W I T N E S S E T H
                               -------------------

     WHEREAS, the Company and the Initial Investor are parties to that certain Registration Rights Agreement dated January 17, 2002 (the "Agreement"); WHEREAS, the Initial Investor requested that the Company consent to the amendments to the Agreement set forth in Section 2 hereof; and
                                                ----------
WHEREAS, the Company is willing to so consent to such amendments to the Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.     DEFINITIONS
       -----------

     . Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

2.     AMENDMENTS  TO  AGREEMENT
       -------------------------
     .
(a)     Section  1(i) of the Agreement, the definition of "Investors", is hereby
        -------------
amended  and  restated  in  its  entirety  as  follows:
     "(i) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof; provided, however, that the term "Investors" shall not include any of the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with
Section  9  hereof  that  cease  to  own  or  hold  Registrable  Securities."

(b)     Section  2(a)  of  the  Agreement  hereby is amended and restated in its
        -------------
entirety  as  follows:

     "Mandatory  Registration.  The  Company  shall  file with the United States
      -----------------------
Securities and Exchange Commission ("SEC"), on or prior to the date which is forty-five (45) calendar days after the Closing Date (the "FILING DEADLINE") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors as to the use of such form (as determined pursuant to Section 11(j) hereof)) to include the Plan of Distribution attached hereto as Exhibit A
                                                                       ---------
covering the resale of at least 4,300,000 shares of Common Stock, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "INITIAL REGISTRATION STATEMENT"). In the event that the Initial Registration Statement is not filed within forty-five (45) calendar days of the Closing Date, the Exercise Price shall be reduced to $2.90. The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Warrant Shares or any other Registrable Securities cannot be included in the Initial Registration Statement (an "SEC DETERMINATION")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event prior to the tenth (10th) Business Day after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Company shall file additional Registration Statements if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement. The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel for review and comment at least two (2) Business Days prior to its filing or other submission. The Company shall use its commercially reasonable best efforts to cause each Registration Statement required to be filed pursuant to this Section 2(a) to become effective as soon as practicable, but, as to the Initial Registration Statement filed pursuant to Section 2(a), in no event later than the one hundred and twentieth (120th) calendar day after the Closing Date, and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the one hundred and twentieth (120th) calendar day after the Uncovered Share Filing Deadline (the "UNCOVERED SHARE REGISTRATION DEADLINE"). In the event that the Initial Registration Statement is not effective one hundred and twenty (120) calendar days after the Closing Date or the Uncovered Shares Registration Statement is not effective as of the Uncovered Shares Registration Deadline, the Company shall pay the Initial Investors a cash penalty of one percent (1%) of the Initial Investors' Investment Amount as defined under the Securities Purchase Agreement for each thirty (30) calendar day period that the Registration remains non-effective beyond the initial one hundred and twenty (120) calendar day period . Nothing in this provision shall limit the Initial Investors' other rights and remedies under the law."

3.     CONSTRUCTION
       ------------

     . THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

4.     ENTIRE  AMENDMENT;  EFFECT  OF  AMENDMENT
       -----------------------------------------

     . This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Agreement expressly set forth in Section 2 hereof, the Agreement shall remain unchanged and in full
           ----------
force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Agreement, the terms and provisions of this Amendment shall control.

5.     COUNTERPARTS;  TELEFACSIMILE  EXECUTION
       ---------------------------------------

     . This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.     MISCELLANEOUS.
       --------------

(a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.
(b) Upon the effectiveness of this Amendment, each reference in the Transaction Documents to the "Registration Rights Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.



                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

     GENUS,  INC.
     a  California  corporation

     By:  _________________________________
     Name:  Shum  Mukherjee
     Title:  CFO

     INITIAL  INVESTOR

     By:__________________________________

     Name:________________________________

     Title:_________________________________